Share Repurchase Program	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Share Repurchase Program
Share Repurchase Program

In 2012, the Supervisory Board approved a program authorizing management to purchase up to a total of $100 million of our common shares (excluding transaction costs). In 2012, a total of 1.9 million QIAGEN shares were repurchased for approximately $35.7 million. In the first half of 2013, 3.1 million QIAGEN shares were repurchased for approximately $63.3 million, under this program. We completed this share repurchase program in April 2013 having repurchased, between October 2012 and April 2013, a total of 5.1 million QIAGEN shares for an aggregate cost of $99.0 million.

In July 2013, we announced our intention to exercise the authorization granted by the Annual General Meeting of Shareholders on June 26, 2013, to purchase up to $100 million of our common shares (excluding transaction costs). Based on the closing price on July 29, 2013, this represents approximately five million shares until December 31, 2013. In 2013, 1.0 million QIAGEN shares were repurchased for $22.7 million under this program.

The cost of repurchased shares is included in treasury stock and reported as a reduction in total equity when a repurchase occurs. Repurchased shares will be held in treasury in order to satisfy various obligations, which include exchangeable debt instruments and employee share-based remuneration plans.